UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

Biocept, Inc.

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 27, 2016

Dear Stockholders:

You are cordially invited to a Special Meeting of Stockholders, or the Special Meeting, which will be held at the offices of Biocept, Inc., located at 5810 Nancy Ridge Drive, San Diego, California 92121, on September 27, 2016, at 1:00 P.M., local time.

We are holding the Special Meeting for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To approve an amendment to our Certificate of Amendment of Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 to 150,000,000 shares.

2.	To approve an amendment to our Certificate of Amendment of Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:5, such ratio to be determined in the discretion of our board of directors.

3.	To authorize an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2.

4.	To transact any other business that may be properly brought before the Special Meeting or any continuation, adjournment or postponement thereof.

All of our stockholders of record as of August 8, 2016, are entitled to attend and vote at the Special Meeting and at any adjournment or postponement of the Special Meeting.

Our board of directors recommends that you vote FOR the amendment to our Certificate of Amendment of Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 to 150,000,000 shares as provided in Proposal 1, FOR the amendment to our Certificate of Amendment of Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:5, such ratio to be determined in the discretion of our board of directors, as provided in Proposal 2 and FOR the authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and cast your vote by completing, signing and dating the enclosed proxy card and returning it to us promptly. If you plan to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

By Order of the Board of Directors

Sincerely,

Michael W. Nall
President and Chief Executive Officer

San Diego, California

August 31, 2016

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

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PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 27, 2016

Our board of directors is soliciting proxies for use at a special meeting of stockholders, or the Special Meeting, to be held on September 27, 2016, at 1 p.m., local time, at the offices of Biocept, Inc., located at 5810 Nancy Ridge Drive, San Diego, California 92121. Biocept, Inc. is sometimes referred to herein as “we”, “us”, “our” or the “Company.”

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Special Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission, or the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Special Meeting, please see the response to the question entitled “Whom should I contact with other questions?” below.

Q:	What is the purpose of the Special Meeting?

A:	At the Special Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders, and any other matters that properly come before the Special Meeting.

Q:	When and where will the Special Meeting be held?

A:	You are invited to attend the Special Meeting on September 27, 2016, at 1 p.m., local time. The Special Meeting will be held at our corporate offices located at 5810 Nancy Ridge Drive, San Diego, California 92121.

Q:	Why did I receive these proxy materials?

A:	We are making these proxy materials available in connection with the solicitation by our board of directors of proxies to be voted at the Special Meeting, and at any adjournment or postponement thereof. Your proxy is being solicited in connection with the Special Meeting because you owned our common stock at the close of business on August 8, 2016, which is the record date for the Special Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting.

You are invited to attend the Special Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares as described in the response to the question entitled “How can I vote my shares” below and as described elsewhere in this Proxy Statement.

We intend to begin mailing this Proxy Statement, the attached notice of Special Meeting and the enclosed proxy card on or about September 1, 2016, to all stockholders of record entitled to vote at the Special Meeting.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 27, 2016

Electronic copies of this proxy statement are available under the Investor Relations, Financial Information section of our website at www.biocept.com.

Q:	What proposals will be voted on at the Special Meeting?

A:	The proposals to be voted on at the Special Meeting, and our board of directors’ voting recommendations with respect to each, are as follows:

Proposal		Board’s Voting Recommendation
1.	Increase in the authorized number of shares of our common stock from 40,000,000 to 150,000,000 shares (Proposal 1): The approval of an amendment to our Certificate of Amendment of Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 to 150,000,000 shares.	For

2.	Effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:5, such ratio to be determined in the discretion of our board of directors (Proposal 2): The approval of an amendment to our Certificate of Amendment of Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:5, such ratio to be determined in the discretion of our board of directors.	For

3.	Authorize an adjournment of the Special Meeting (Proposal 3): The authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2.	For

We will also consider any other business that properly comes before the Special Meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment. Michael W. Nall and Timothy Kennedy, the designated proxyholders, are members of our management.

Q:	Who may vote at the Special Meeting?

A:	If you owned our common stock on August 8, 2016, the record date for the Special Meeting, you may attend and vote at the Special Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. On the record date, there were 25,189,414 shares of our common stock outstanding and entitled to vote at the Special Meeting.

Q:	What is the quorum requirement for the Special Meeting?

A:	We need a quorum of stockholders in order to hold our Special Meeting. A quorum exists when at least a majority of the outstanding shares of our common stock entitled to vote as of the record date, or 12,594,708 shares, are represented at the Special Meeting, either in person or by proxy. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

Q:	What vote is required to approve each proposal?

A:	Increase in the authorized number of shares of our common stock from 40,000,000 to 150,000,000 shares (Proposal 1): The approval of an amendment to our Certificate of Amendment of Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 to 150,000,000 shares requires the affirmative vote of a majority of the outstanding shares of our common stock.

Effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:5, such ratio to be determined in the discretion of our board of directors (Proposal 2): The approval of an amendment to our Certificate of Amendment of Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:5, such ratio to be determined in the discretion of our board of directors, requires the affirmative vote of a majority of the outstanding shares of our common stock.

Authorize an adjournment of the Special Meeting (Proposal 3): The authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2 requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on such matter.

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	You are considered to be a stockholder of record if your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, on the record date.

If, however, your shares are held in a brokerage account or by a bank or other agent, and not in your name, you are considered to be the beneficial owner of shares held in street name.

Q:	May I vote my shares in person at the Special Meeting?

A:	If you are the stockholder of record, you have the right to vote in person at the Special Meeting. When you arrive at the Special Meeting, you may request a ballot.

If you are the beneficial owner of shares held in street name, you are welcome to attend the Special Meeting, but you may not vote your shares in person at the Special Meeting unless you bring with you a proxy from the broker, bank or other agent that holds your shares, giving you the right to vote at the Special Meeting.

Admission to the Special Meeting will be on a first-come, first-served basis. You should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license. Please note that for security reasons, you and your bags may be subject to search prior to your admittance to the Special Meeting. If you do not comply with each of the foregoing requirements, you will not be admitted to the Special Meeting.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by our board of directors, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by our board of directors on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

If you are a beneficial owner of shares held in street name and do not provide the entity that holds your shares with specific voting instructions, the entity that holds your shares may generally vote at its discretion on “routine” matters. However, if the entity that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, it will be unable to vote your shares on that matter. This is generally referred to as a “broker non-vote.”

Q:	Which proposals in this Proxy Statement are considered “routine” or “non-routine” matters?

A:	All matters presented in this Proxy Statement are considered routine matters under applicable rules. As a result, a broker or other nominee may vote without instructions on any matter, so there will not be broker non-votes on Proposal 1, Proposal 2 and Proposal 3.

Q:	What is the effect of abstentions?

A:	Shares held by persons attending the Special Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Abstentions are treated as shares present in person or by proxy and entitled to vote. On all matters presented in this Proxy Statement, abstentions will have the same effect as an “against” vote.

Q:	How can I vote my shares?

A:	For all matters presented in this Proxy Statement, you may vote “For” or “Against” or you may abstain from voting.

The procedures for voting are as follows:

Stockholder of Record

If you are a stockholder of record, you may vote in person at the Special Meeting or using the accompanying proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Special Meeting and you may request a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply follow the instructions in the proxy card received from your broker, bank or other agent or complete, sign and return the proxy card to ensure that your vote is counted. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included in their materials, or contact your broker, bank or other agent to request a proxy form.

Q:	How may I revoke or change my vote after submitting my proxy?

A:	You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting.

Stockholder of Record

If you are a stockholder of record, you may revoke your proxy in one of the three following ways:

•	you may submit another properly completed proxy card with a later date;

•	you may send a written notice that you are revoking your proxy to Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121, Attention: Timothy Kennedy; or

•	you may attend the Special Meeting and vote in person (however, simply attending the Special Meeting will not, by itself, revoke your proxy or change your vote).

Your most current proxy card will be the one that is counted at the Special Meeting.

Beneficial Owner

If you are a beneficial owner of shares, you may revoke your proxy by following instructions provided by your broker, bank or other agent.

Q:	What are the costs of soliciting these proxies?

A:	We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email, but will be paid no additional compensation for these services. We have retained Alliance Advisors LLC to act as a proxy solicitor in conjunction with the Special Meeting, and we have agreed to pay them a base fee of $6,500 plus certain additional variable fees dependent on the level of effort required to provide these proxy solicitation services, as well as reasonable out of pocket expenses. We may reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding these proxy materials to their principals and to obtain authority to execute proxies.

Q:	Where can I find voting results of the Special Meeting?

A:	In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Special Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Special Meeting and final voting results will be published once they are known by us.

Q:	When are stockholder proposals and director nominations due for next year’s annual meeting?

A:	To be considered at next year’s annual meeting, your proposal or nomination must be delivered to or mailed and received by our corporate secretary at our principal executive offices located at 5810 Nancy Ridge Drive, San Diego, California 92121 not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, before the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

Q:	Whom should I contact with other questions?

A:	If you have additional questions about this Proxy Statement or the Special Meeting, or if you would like additional copies of this Proxy Statement, please contact: Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121, Attention: Timothy Kennedy, Telephone: (858) 320-8200.

PROPOSAL 1: APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

Our board of directors is requesting stockholder approval of an amendment to our Certificate of Amendment of Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 shares to 150,000,000 shares.

The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock, to the extent the additional common stock is ultimately issued. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The complete text of the Certificate of Amendment that would be filed with the Secretary of State of the State of Delaware is set forth in Appendix A to this Proxy Statement. However, the text of the Certificate of Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our board of directors deems necessary and advisable to effect the proposed amendment of the Company’s Certificate of Amendment of Certificate of Incorporation.

In addition to the 25,189,414 shares of common stock outstanding on August 8, 2016, our board of directors has reserved 5,692,214 shares for issuance upon the exercise of outstanding warrants, 2,661,673 shares for issuance upon the exercise of outstanding stock options, 530,269 shares for the vesting of outstanding restricted stock units, and 752,489 shares for future issuance under the Company’s equity incentive plans. This means that, without giving effect to Proposal 2, we have 5,173,941 shares available for future use (i.e. shares that are not already outstanding or reserved for future issuance pursuant to the exercise of outstanding warrants or under our equity incentive plans).

Our board of directors desires to have the additional shares of common stock available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses or products; providing additional equity incentives to employees, officers or directors; and other purposes. If this proposal is not approved by our stockholders, it is possible that capital-raising alternatives for us may be limited by the lack of unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation.

For example, on August 12, 2016 we filed a Registration Statement on Form S-1 with the SEC, or the Registration Statement, registering the public sale by us of up to $10 million of our common stock. While neither the specific terms of any offering to be conducted pursuant to the Registration Statement nor the amount of common stock to be sold by us pursuant to the Registration Statement are known by us at this time, any such potential offering will be dependent on this Proposal 1 or Proposal 2 being approved in order to have a sufficient number of shares of common stock available for issuance. In the event that this Proposal 1 or Proposal 2 is approved by our stockholders at the Special Meeting, no further authorization for the issuance of securities pursuant to the Registration Statement by the vote of our stockholders will be solicited in connection with such offering.

In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and scientific personnel, and if this proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations or partnerships, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

The additional shares of common stock that would become available for issuance if this proposal were adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our management. For example, without further stockholder approval, our board of directors could adopt a “poison pill” which would, under certain circumstances related to an acquisition of shares not approved by our board of directors, give certain holders the right to acquire additional shares of common stock at a low price, or our board of directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor of the current board of directors. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt, nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock will be required to approve the amendment of our Certificate of Amendment of Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 shares to 150,000,000 shares.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS

PROPOSAL

PROPOSAL 2: APPROVAL OF REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

General

Our board of directors has adopted and is recommending that our stockholders approve proposed amendments to our Certificate of Amendment of Certificate of Incorporation, and thereby authorize our board of directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of our outstanding shares of common stock. Holders of our common stock are being asked to approve the proposal that our Certificate of Amendment of Certificate of Incorporation be amended to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:5, such ratio to be determined in the discretion of our board of directors. Pursuant to the law of the State of Delaware, our state of incorporation, if our board of directors adopts any amendment to our Certificate of Amendment of Certificate of Incorporation, the amendment must be submitted to our stockholders for their approval. The form of proposed amendments to our Certificate of Amendment of Certificate of Incorporation to effect the reverse stock split is attached as Appendix B to this Proxy Statement. However, the text of the proposed amendments is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our board of directors deems necessary and advisable to effect the proposed amendment of the Company’s Certificate of Amendment of Certificate of Incorporation.

By approving this proposal, stockholders will approve a series of amendments to our Certificate of Amendment of Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including three and five would be combined into one share of our common stock, and authorize our board of directors to file only one such amendment, as determined by our board of directors in the manner described herein, and to abandon each amendment not selected by our board of directors. Our board of directors believes that stockholder approval of amendments granting our board of directors this discretion, rather than approval of a specified exchange ratio, provides our board of directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our board of directors may effect only one reverse stock split as a result of this authorization. Our board of directors may also elect not to do any reverse split. Our board of directors’ decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock, and the continued listing requirements of The NASDAQ Capital Market. Although our stockholders may approve the reverse stock split, we will not effect the reverse stock split if our board of directors does not deem it to be in the best interests of the Company and its stockholders. The reverse split will take effect, if at all, after it is approved by our stockholders holding a majority of the shares of our common stock outstanding, is deemed by the board of directors to be in the best interests of the Company and its stockholders, and after filing the amendment to our Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware.

Background

Our common stock is currently quoted on The Nasdaq Capital Market. In order for our common stock to continue to be quoted on The Nasdaq Capital Market, we must satisfy various listing maintenance standards established by Nasdaq. Among other things, our common stock must have a minimum bid price of at least $1.00 per share. If we are unable to meet The Nasdaq Capital Market requirements, our common stock may be transferred to the OTC Bulletin Board or in the “pink sheets” maintained by the National Quotation Bureau.

Under Nasdaq’s listing maintenance standards for The Nasdaq Capital Market, if the closing bid price of our common stock is under $1.00 per share for 30 consecutive business days and does not thereafter reach $1.00 per share or higher for a minimum of ten consecutive business days during the 180 calendar days (the “grace period”) following notification by Nasdaq, Nasdaq may delist our common stock from trading. If a delisting from The Nasdaq Capital Market were to occur, our common stock would trade on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as The Nasdaq Capital Market.

On June 16, 2016, Nasdaq notified us that the bid price of our common stock had closed below the required $1.00 per share for 30 consecutive trading days, and, accordingly, that we did not comply with the applicable Nasdaq minimum bid price requirement. We have been provided 180 calendar days by Nasdaq to regain compliance with this requirement. Accordingly, our board of directors adopted resolutions, subject to approval by our stockholders, to amend our Certificate of Amendment of Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:5, such ratio to be determined in the discretion of our board of directors. These resolutions were approved as a means of increasing the share price of our common stock above $1.00, which is required for continued listing on The Nasdaq Capital Market.

Purpose and Material Effects of Proposed Reverse Split

One of the key requirements for continued listing on The Nasdaq Capital Market is that our common stock must maintain a minimum bid price above $1.00 per share. We believe that the reverse split will improve the price level of our common stock so that we are able to maintain compliance with the Nasdaq minimum bid price listing standard. We also believe that the higher share price could help generate interest in us among investors. Furthermore, we believe that maintaining our Nasdaq listing may provide us with a broader market for our common stock.

However, the effect of the reverse split upon the market price for our common stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our common stock after the reverse split may not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse split. The market price per post-reverse split share may not either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Capital Market. The market price of our common stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, the Company will issue one full share of the post- reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.

The principal effect of the reverse split will be that (i) the number of shares of common stock issued and outstanding will be reduced from 25,189,414 shares as of August 8, 2016 to a number of shares between and including one-third to one-fifth that amount, as the case may be based on the ratio for the reverse stock split as determined by our board of directors, (ii) all outstanding options entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options, between and including one-third to one-fifth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options immediately preceding the reverse split at an exercise price equal to between and including three to five times the exercise price specified before the reverse split, resulting in the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse split, as the case may be based on the ratio for the reverse stock split as determined by our board of directors, and (iii) the number of shares reserved for issuance pursuant to our Amended and Restated 2013 Equity Incentive Plan will be reduced to between and including one-third to one-fifth of the number of shares currently included in such plan, as the case may be based on the ratio for the reverse stock split as determined by our board of directors.

The reverse split will not affect the par value of our common stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-third to one-fifth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our board of directors, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Because our authorized common stock will not be reduced by the reverse stock split, the overall effect will be an increase in authorized but unissued shares of common stock. These shares may be issued by our board of directors in its discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock. On August 12, 2016 we filed the Registration Statement, registering the public sale by us of up to $10 million of our common stock. While neither the specific terms of any offering to be conducted pursuant to the Registration Statement nor the amount of common stock to be sold by us pursuant to the Registration Statement are known by us at this time, any such potential offering will be dependent on this Proposal 2 or Proposal 1 being approved in order to have a sufficient number of shares of common stock available for issuance. In the event that this Proposal 2 or Proposal 1 is approved by our stockholders at the Special Meeting, no further authorization for the issuance of securities pursuant to the Registration Statement by the vote of our stockholders will be solicited in connection with such offering.

While our board of directors believes it advisable to authorize and approve the reverse stock split for the reasons set forth above, our board of directors is aware that the increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control the company. The reverse stock split is not being recommended by our board of directors as part of an anti-takeover strategy.

Certain Effects of the Reverse Split

Stockholders should recognize that if the reverse split is effectuated they will own fewer shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the amendment divided by three to five, as the case may be based on the ratio for the reverse stock split as determined by our board of directors). The reverse split will have no effect on the number of our currently authorized but unissued shares of common stock. While we expect that the reverse split will result in an increase in the market price of our common stock, the reverse split may not increase the market price of our common stock by a multiple equal to the exchange number or result in the permanent increase in the market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of the reverse split. Furthermore, the possibility exists that liquidity in the market for our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. The reverse stock split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. Consequently, the reverse split may not achieve the desired results that have been outlined above.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If the reverse split is approved by our stockholders, the reverse stock split would become effective at such time as it is deemed by our board of directors to be in the best interests of the Company and its stockholders and we file the amendment to our Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware. Even if the reverse stock split is approved by our stockholders, our board of directors has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the reverse split indicating the number of shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, the Company will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the reverse split as that stockholder did immediately prior to the reverse split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Criteria to be used for Decision to Apply the Reverse Stock Split

In the event that approval for the reverse stock split is obtained, our board of directors will be authorized to proceed with the reverse split. If our stock closes at a bid price equal to or greater than $1.00 for the ten business days prior to the Special Meeting, our board of directors may delay its decision to execute the reverse stock split indefinitely. In that case, if at any time during the twelve month period following the Special Meeting the stock price falls below $1.00 for a 30 day period and therefore fails to comply with the applicable Nasdaq Capital Market minimum listing requirements, then the reverse stock split may be executed as a cure for this condition.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to our proposed amendment to our Certificate of Amendment of Certificate of Incorporation to effect the reverse split and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences of the Reverse Split

The following summary of the federal income tax consequences of the reverse stock split is based on current law, including the Internal Revenue Code of 1986, as amended, and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, each stockholder should consult his or her tax adviser to determine the particular tax consequences to him or her of a reverse stock split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse split shares.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock will be required to approve the amendment of our Certificate of Amendment of Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:5, such ratio to be determined in the discretion of our board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS

PROPOSAL

PROPOSAL 3: AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1 or Proposal 2, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the our board of directors to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1 or Proposal 2. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1 or Proposal 2, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on such matter.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS

PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of August 8, 2016 by:

•	each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before October 7, 2016 which is 60 days after August 8, 2016. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Claire K. T. Reiss(1)	3,027,269	11.8%
Named Executive Officers and Directors:
David F. Hale(2)	467,375	1.8%
Marsha A. Chandler(3)	53,733	*	%
Bruce E. Gerhardt(4)	138,360	*	%
Bruce A. Huebner(5)	65,302	*	%
Michael W. Nall(6)	234,446	*	%
Edward Neff(7)	489,381	1.9%
Ivor Royston, M.D.(8)	90,586	*	%
M. Faye Wilson(9)	92,442	*	%
Lyle J. Arnold, Ph. D.(10)	106,649	*	%
Veena Singh, M.D.(11)	71,561	*	%
All Executive Officers and Directors as a group (11 persons)	1,809,835	6.8%

*	denotes less than 1%.
(1)	The number of shares currently beneficially owned includes outstanding shares held by various family trusts and Reisung Enterprises, Inc., a private corporation controlled by Mrs. Reiss. The calculation of the percentage of shares beneficially owned also includes 125,250 shares for which common stock warrants held by various family trusts and Reisung Enterprises, Inc. are exercisable at a price of $10.00 per share, the price of our common stock sold in our initial public offering. The calculation of the percentage of shares beneficially owned also includes 429,991 shares for which common stock warrants held by a family trust are exercisable at a price of $1.30 per share, according to the price set in our May 2016 public offering. The address of Mrs. Reiss is 9675 La Jolla Farms Road, La Jolla, California 92037.
(2)	Includes 134,274 shares of common stock underlying stock options. Includes shares held by Mr. Hale’s individual retirement account, shares held by Hale BioPharma Ventures LLC, which is controlled by Mr. Hale, and shares held by the Hale Family Trust, which is controlled by Mr. Hale as co-trustee. The calculation of the percentage of shares beneficially owned also includes 22,175 shares and 40,000 shares for which common stock warrants held by Hale BioPharma Ventures LLC are exercisable at prices of $10.00 per share and $1.56, respectively, according to prices set in our initial and February 2015 public offerings. The calculation of the percentage of shares beneficially owned also includes 35,000 shares for which common stock warrants held by Mr. Hale’s individual retirement account are exercisable at a price of $1.30 per share, according to the price set in our May 2016 public offering.

(3)	Includes 42,155 shares of common stock underlying stock options. The number of shares beneficially owned also includes outstanding shares held by a family trust affiliated with Dr. Chandler. The calculation of the percentage of shares beneficially owned includes 2,500 shares and 2,000 shares for which common stock warrants held by Dr. Chandler are exercisable at prices of $10.00 per share and $1.56 per share, respectively, according to prices set in our initial and February 2015 public offerings.
(4)	Includes 30,452 shares of common stock underlying stock options and 10,923 shares of common stock underlying restricted stock awards. The calculation of the percentage of shares beneficially owned also includes 500 shares and 20,000 shares for which common stock warrants held by Mr. Gerhardt are exercisable at prices of $10.00 per share and $1.56 per share, respectively, according to prices set in our initial and February 2015 public offerings. The calculation of the percentage of shares beneficially owned also includes 17,500 shares for which common stock warrants held by Mr. Gerhardt are exercisable at a price of $1.30 per share, according to the price set in our May 2016 public offering.
(5)	Includes 41,302 shares of common stock underlying stock options. The calculation of the percentage of shares beneficially owned also includes 12,000 shares for which common stock warrants held by Mr. Huebner are exercisable at a price of $1.56 per share, according to the price set in our February 2015 public offering.
(6)	Includes 182,812 shares which Mr. Nall has the right to acquire from us within 60 days of August 8, 2016 pursuant to the exercise of stock options, 22,917 of which will be unvested but exercisable as of October 7, 2016. The calculation of the percentage of shares beneficially owned also includes 12,000 shares for which common stock warrants held by Mr. Nall are exercisable at a price of $1.56 per share, according to the price set in our February 2015 public offering.
(7)	Includes 27,833 shares of common stock underlying stock options. The number of shares currently beneficially owned includes outstanding shares held by Systems, Machines, Automation Components Corporation, which is controlled by Mr. Neff. The calculation of the percentage of shares beneficially owned also includes 51,249 shares and 40,000 shares for which common stock warrants held by Systems, Machines, Automation Components Corporation are exercisable at prices of $10.00 per share and $1.56 per share, respectively, according to prices set in our initial and February 2015 public offerings. The calculation of the percentage of shares beneficially owned also includes 70,000 shares for which common stock warrants held by Mr. Neff are exercisable at a price of $1.30 per share, according to the price set in our May 2016 public offering.
(8)	Includes 32,785 shares of common stock underlying stock options and 10,923 shares of common stock underlying restricted stock awards. Includes shares held by Dr. Royston’s individual retirement account and shares held by the Royston Family Trust, which is controlled by Dr. Royston as co-trustee. The calculation of the percentage of shares beneficially owned also includes 12,000 shares for which common stock warrants held by Dr. Royston are exercisable at a price of $1.56 per share according to the price set in our February 2015 public offering.
(9)	Includes 49,119 shares of common stock underlying stock options and 10,923 shares of common stock underlying restricted stock awards. Includes shares held by Ms. Wilson’s individual retirement account as well as Wilson Boyles & Co., LLC, a company controlled by Ms. Wilson. The calculation of the percentage of shares beneficially owned also includes 1,250 shares and 4,000 shares for which common stock warrants held by Ms. Wilson are exercisable at prices of $10.00 per share and $1.56 per share, respectively, according to prices set in our initial and February 2015 public offerings.
(10)	Includes 95,935 shares of common stock underlying stock options.
(11)	Includes 66,561 shares of common stock underlying stock options. Includes 5,000 shares of common stock held by Dr. Singh’s spouse.

ANNUAL REPORT

Any person who was a beneficial owner of our common stock on the record date may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and it will be furnished without charge upon receipt of a written request identifying the person so requesting an Annual Report as a stockholder of the Company at such date. Requests should be directed in writing to Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121, Attention: Timothy Kennedy, or by telephone to (858) 320-8200.

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks or other agents to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement and annual report.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other agent. You may also obtain a separate proxy statement or annual report without charge by contacting us at Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121, Attention: Timothy Kennedy; or by telephone to (858) 320- 8200. We will promptly send additional copies of the proxy statement or annual report.

Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or by contacting us as indicated above.

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the stockholders at the Special Meeting. If, however, any other business is properly brought before the Special Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

By Order of the Board of Directors

Michael W. Nall
President and Chief Executive Officer

San Diego, California

August 31, 2016

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

BIOCEPT, INC.

Biocept, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of this corporation is Biocept, Inc. and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was June 28, 2013.

SECOND: The Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) is hereby amended as follows:

1.	Article 4, Section A of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“A. Classes of Stock. This Corporation is authorized to issue two classes of stock to be denominated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which this Corporation has authority to issue is 155,000,000 shares. 150,000,000 shares shall be designated Common Stock, $0.0001 par value per share, and 5,000,000 shares shall be designated Preferred Stock, $0.0001 par value per share.”

THIRD: The foregoing amendment to the Certificate of Incorporation was duly approved by the board of directors of the Company (the “Board”).

FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

FIFTH: This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Biocept, Inc. has caused this Certificate of Amendment to be executed by its Chief Financial Officer as of                  , 2016.

By:
Timothy Kennedy
Chief Financial Officer, Senior Vice President of Operations and Secretary

APPENDIX B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

BIOCEPT, INC.

Biocept, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of this corporation is Biocept, Inc. and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was June 28, 2013.

SECOND: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended (the “Certificate of Incorporation”), so that effective upon the filing of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, every three shares of the Company’s Common Stock (the “Common Stock”) issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”) and without increasing or decreasing the authorized number of shares of Common Stock or the Company’s Preferred Stock; provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Split, and instead, the Company shall issue one full share of post-Reverse Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Split. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Company or its transfer agent. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.

THIRD: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.

FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

FIFTH: This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Biocept, Inc. has caused this Certificate of Amendment to be executed by its Chief Financial Officer as of                  , 2016.

By:
Timothy Kennedy
Chief Financial Officer, Senior Vice President of Operations and Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

BIOCEPT, INC.

Biocept, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of this corporation is Biocept, Inc. and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was June 28, 2013.

SECOND: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended (the “Certificate of Incorporation”), so that effective upon the filing of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, every four shares of the Company’s Common Stock (the “Common Stock”) issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”) and without increasing or decreasing the authorized number of shares of Common Stock or the Company’s Preferred Stock; provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Split, and instead, the Company shall issue one full share of post-Reverse Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Split. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Company or its transfer agent. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.

THIRD: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.

FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

FIFTH: This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Biocept, Inc. has caused this Certificate of Amendment to be executed by its Chief Financial Officer as of                  , 2016.

By:
Timothy Kennedy
Chief Financial Officer, Senior Vice President of Operations and Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

BIOCEPT, INC.

Biocept, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of this corporation is Biocept, Inc. and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was June 28, 2013.

SECOND: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended (the “Certificate of Incorporation”), so that effective upon the filing of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, every five shares of the Company’s Common Stock (the “Common Stock”) issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”) and without increasing or decreasing the authorized number of shares of Common Stock or the Company’s Preferred Stock; provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Split, and instead, the Company shall issue one full share of post-Reverse Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Split. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Company or its transfer agent. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.

THIRD: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.

FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

FIFTH: This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Biocept, Inc. has caused this Certificate of Amendment to be executed by its Chief Financial Officer as of                  , 2016.

By:
Timothy Kennedy
Chief Financial Officer, Senior Vice President of Operations and Secretary

SPECIAL MEETING OF BIOCEPT, INC.
Date: September 27, 2016
Time: 1:00 P.M. (Local Time)
Place: Biocept, Inc.
5810 Nancy Ridge Drive, San Diego, CA 92121
Please make your marks like this: Use dark black pencil or pen only
Board of Directors Recommends a Vote FOR each of proposal 1, proposal 2, and proposal 3.
1: To approve an amendment to our Certificate of Amendment of Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 to 150,000,000 shares.
For Against Abstain Directors Recommend For
2: To approve an amendment to our Certificate of Amendment of Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:5, such ratio to be determined in the discretion of our board of directors.
For Against Abstain For
3: To approve the authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2.
For Against Abstain For
4: To transact such other business as may properly come before the meeting.
To attend the meeting and vote your shares in person, please mark this box
Authorized Signatures - This section must be completed for your Instructions to be executed.
Please Sign Here Please Sign Here Please Date Above Please Date Above
Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.
Please separate carefully at the perforation and return just this portion in the envelope provided.
Special Meeting of Biocept, Inc.
to be held on Tuesday, September 27, 2016
for Holders as of August 8, 2016
This proxy is being solicited on behalf of the Board of Directors
INTERNET VOTE BY: Call TELEPHONE 866-249-5670
Go To www.proxypush.com/BIOC
Cast your vote online.
View Meeting Documents.
OR
MAIL
Use any touch-tone telephone.
Have your Proxy Card/Voting Instruction Form ready.
Follow the simple recorded instructions.
OR
Mark, sign and date your Proxy Card/Voting Instruction Form.
Detach your Proxy Card/Voting Instruction Form.
Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.
The undersigned hereby appoints Michael W. Nall and Timothy Kennedy and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Biocept, Inc., which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1, 2 AND 3.
All votes must be received by 5:00 P.M., Eastern Time, September 26, 2016.
PROXY TABULATOR FOR
BIOCEPT, INC.
P.O. BOX 8016
CARY, NC 27512-9903
EVENT #
CLIENT #

Please separate carefully at the perforation and return just this portion in the envelope provided.
Proxy — Biocept, Inc.
Special Meeting of Stockholders
September 27, 2016, 1:00 P.M. (Local Time)
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned appoints Michael W. Nall and Timothy Kennedy (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution and revocation, to vote all the shares of common stock of Biocept, Inc., a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held at the offices of Biocept, Inc., located at 5810 Nancy Ridge Drive, San Diego, California 92121, on September 27, 2016, at 1:00 P.M., local time and any adjournments or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.